UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

PORCH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39142	83-2587663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 1st Avenue S., Suite 501
Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

(855) 767-2400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	PRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

2028 Notes Subscription Agreements, Indenture & Security Agreement

On April 17, 2023, Porch Group, Inc. (“Porch” or the “Company”) entered into convertible note subscription agreements (the “Subscription Agreements”), each dated April 17, 2023, with certain institutional investors (the “Investors”), pursuant to which the Company agreed to issue and sell, in a private placement (the “2028 Notes Offering”) expected to close on April 20, 2023 (the “Closing Date”), $333,334,000 in aggregate principal amount of a new series of 6.75% convertible senior secured notes due 2028 (the “2028 Notes”). The 2028 Notes are to be issued under an indenture to be entered into among the Company, certain subsidiaries of the Company, as Subsidiary Guarantors (as defined below), and U.S. Bank Trust Company, National Association, a national banking association (“U.S. Bank”), in its capacity as trustee and as collateral agent thereunder (the “Indenture”).

The 2028 Notes will be fully and unconditionally guaranteed on a senior secured basis (the “Guarantees”) by each of the Company’s domestic subsidiaries except for: (i) any foreign subsidiary, (ii) any not-for-profit subsidiary, (iii) any subsidiary (including any regulated insurance subsidiary) that is not permitted by law or regulation, or would require unaffiliated third-party consent, approval, license or authorization (including from any governmental authority or regulator) (in the case of any such consent, approval, license or authorization, solely to the extent that such subsidiary has used commercially reasonable efforts to obtain such consent, approval, license or authorization, as applicable) to incur indebtedness or to provide a guarantee of the 2028 Notes, or pledge a security interest in its assets, unless such restriction is removed or such consent, approval, license or authorization has been received, and (iv) any unrestricted subsidiary (such subsidiaries providing Guarantees, the “Subsidiary Guarantors”). The 2028 Notes will be secured by a first-priority lien, subject only to certain permitted liens, in substantially all assets of the Company and the Subsidiary Guarantors, subject to customary exclusions, pursuant to a security and pledge agreement (the “Security Agreement”) to be entered into concurrently with the Indenture by and among the Company, the Subsidiary Guarantors, and U.S. Bank, as collateral agent on behalf of the holders of the 2028 Notes.

The 2028 Notes will bear interest at a rate of 6.75% per annum from and including the Closing Date, payable semi-annually in arrears on each April 1 and October 1 of each year, beginning on October 1, 2023 (and if such day is not a business day, then on the immediately succeeding business day). The 2028 Notes will mature on October 1, 2028, unless earlier redeemed or repurchased by the Company or converted in accordance with their terms prior to such date.

The 2028 Notes will be convertible into cash, shares of common stock, par value $0.0001 per share, of the Company (“common stock”), or a combination of cash and shares of common stock at Porch’s election at an initial conversion rate of 39.9956 shares of common stock per $1,000 principal amount of the 2028 Notes, which is equivalent to an initial conversion price of $25.00 per share.

Upon the occurrence of a Fundamental Change (as defined in the Indenture) of the Company, the holders of the 2028 Notes may instead require the Company to repurchase for cash all or part of their 2028 Notes in principal amounts of $1,000 or an integral multiple thereof at a repurchase price that will be equal to 105.25% of the principal amount of the 2028 Notes to be repurchased, plus accrued and unpaid interest thereon, if any.

If more than $30.0 million aggregate principal amount of the Company’s existing 0.75% convertible senior notes due 2026 (the “2026 Notes”) remain outstanding on June 14, 2026, holders have the right to require the Company to repurchase for cash on June 15, 2026 all or any portion of their 2028 Notes, in principal amounts of $1,000 or an integral multiple thereof, at a repurchase price equal to 106.5% of the principal amount of the 2028 Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.

At any time when the Company and its restricted subsidiaries receive Net Cash Proceeds (as defined in the Indenture) of more than $2.5 million in excess of the Asset Sale Threshold (as defined below) (such excess Net Cash Proceeds, the “Excess Proceeds”), the Company will make an offer (an “Asset Sale Offer”) to all holders of 2028 Notes to repurchase 2028 Notes for an aggregate amount of cash equal to 50.0% of such Excess Proceeds (excluding, for the avoidance of doubt, any Net Cash Proceeds previously applied to the repurchase of any 2028 Notes pursuant to any preceding Asset Sale Offer), at a repurchase price per 2028 Note equal to 100.0% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the relevant purchase date, if any. “Asset Sale Threshold” will mean $20.0 million in the aggregate, provided that on and after the date on which the cumulative Net Cash Proceeds received by the Company and its restricted subsidiaries from Asset Sales after the issue date of the 2028 Notes exceeds $20.0 million in the aggregate, the “Asset Sale Threshold” means $0.

On or after October 1, 2024, the Company may redeem (an “Optional Redemption”) for cash all or any portion of the 2028 Notes at a redemption price equal to the Applicable Percentage (as defined in the Indenture) of the principal amount of such 2028 Notes, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date; provided, however, that if the Company elects to redeem fewer than all of the outstanding 2028 Notes, the Company must, in the case of each Optional Redemption, elect to redeem a minimum of $62.5 million in aggregate principal amount of 2028 Notes. On each of September 15, 2027 and March 15, 2028, the Company is required to offer to repurchase the lesser of $15.0 million and 5% of the aggregate principal amount of 2028 Notes then outstanding, at a repurchase price per 2028 Note equal to 100.0% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the relevant purchase date, if any.

The Indenture contains covenants that, among other things, limit the ability of the Company and its restricted subsidiaries to, subject to customary and negotiated exceptions as set forth therein: (i) incur additional indebtedness unless expressly subordinated to, and with a maturity date at least one year after, the 2028 Notes; (ii) guarantee indebtedness or issue redeemable equity; (iii) create certain senior or pari passu liens; (iv) pay dividends on, repurchase or make distributions on account of capital stock or make other restricted payments; (v) make certain unpermitted investments; and (vi) sell, transfer or otherwise convey certain assets. In addition, the Company and the Subsidiary Guarantors (on a consolidated basis) are also required to maintain a minimum amount of unrestricted cash and cash equivalents of at least $25.0 million (which will be tested monthly on the last day of each calendar month).

The Company will be obligated to list the shares issuable upon conversion of the 2028 Notes by filing a listing of additional shares notification form with the Nasdaq Capital Market as soon as practicable from the date hereof.  The 2028 Notes and the shares of the Company’s common stock issuable upon conversion of the 2028 Notes, if any, do not have the benefit of any registration rights. The 2028 Notes will not be listed on any securities exchange.

The obligations of each Investor to consummate the subscriptions provided for in the Subscription Agreements are conditioned upon, among other things, the Company not having entered into any subscription agreements with any other investors with a lower purchase price per $1,000 in principal amount of the 2028 Notes or economic or other material terms more favorable to such other investors than as set forth in the Subscription Agreement, and the closing under the Subscription Agreements occurring concurrently with the closing under the Notes Purchase Agreements (as defined below).

The foregoing description of the Subscription Agreements, the Indenture, the Security Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the agreed upon forms of Subscription Agreement, Indenture and Security Agreement, copies of which are filed with this Current Report on Form 8-K (this “Current Report”) as Exhibits 10.1, 10.2 and 10.3, respectively, and the terms of which are incorporated herein by reference.

2026 Notes Purchase Agreement

On April 17, 2023, concurrently and in connection with the 2028 Notes Offering, the Company and Oppenheimer & Co. Inc. (“OpCo”) commenced a private offer to purchase from the Investors, for the account of the Company, approximately $200,000,000 in aggregate principal amount of the 2026 Notes held by the Investors (the “2026 Notes Repurchase”).

In connection with the 2026 Notes Repurchase, the Company and OpCo have entered into a notes purchase agreement (the “Notes Purchase Agreement”) with each Investor pursuant to which the Company will purchase 2026 Notes from each Investor, concurrently with each Investor’s purchase of 2028 Notes in the 2028 Notes Offering.

The Company will use a portion of the net proceeds from the 2028 Notes Offering to fund the 2026 Notes Repurchase and to fund the repayment of a $10 million senior secured term loan of a Porch subsidiary, in each case plus accrued and unpaid interest thereon and related fees and expenses, and use the remainder of the net proceeds for general corporate purposes.

The foregoing description of the Notes Purchase Agreements and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the agreed upon form of Notes Purchase Agreement, a copy of which is filed with this Current Report as Exhibit 10.4 and the terms of which are incorporated herein by reference.

Item 3.02Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein. The 2028 Notes to be issued in connection with the Subscription Agreements and the transactions contemplated thereby will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving a public offering.

Item 7.01. Regulation FD Disclosure.

On April 17, 2023, the Company issued a press release in connection with the pricing of the 2028 Notes Offering, which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information contained in, or incorporated into, this Item 7.01 of this Current Report, is furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act regardless of any general incorporation language in such filings.

Forward-Looking Statements

Certain statements in this Current Report may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995.  Forward-looking statements generally relate to future events or Porch’s future financial or operating performance. For example, statements regarding the closing of the 2028 Notes Offering and the timing and use of net proceeds therefrom (including the concurrent 2026 Notes Repurchase), and other statements herein of management's beliefs, intentions or goals are forward-looking statements.  In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” “target,” or “continue,” or the negatives of these terms or variations of them or similar terminology.  Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Porch and its management at the time they are made, are inherently uncertain.  Factors that may cause actual results to differ materially from current expectations include, but are not limited to:  risks related to the 2028 Notes Offering and concurrent 2026 Notes Repurchase, including the effect of the capital markets on the 2028 Notes Offering and concurrent 2026 Notes Repurchase and our ability to satisfy the closing conditions to the 2028 Notes Offering and concurrent 2026 Notes Repurchase, and other risks and uncertainties described in the “Risk Factors” section of Porch’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent reports filed with the Securities and Exchange Commission (the “SEC”), all of which are available on the SEC’s website at www.sec.gov.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date of this release. Unless specifically indicated otherwise, the forward-looking statements in this Current Report do not reflect the potential impact of any divestitures, mergers, acquisitions, or other business combinations that have not been completed as of the date of this release. Porch does not undertake any duty to update these forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, except as may be required by law.

No Offer or Solicitation

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the 2028 Notes, shares of Company common stock or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Description
10.1	Form of Subscription Agreement.
10.2*	Form of Indenture (included as Exhibit A to Exhibit 10.1).
10.3*	Form of Security Agreement (included as Exhibit B to Exhibit 10.2).
10.4	Form of Notes Purchase Agreement.
99.1	Press release issued on April 17, 2023 by Porch Group, Inc., announcing the pricing of the 2028 Notes Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The schedules to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORCH GROUP, INC.

By:	/s/ Shawn Tabak
	Name:	Shawn Tabak
	Title:	Chief Financial Officer

Date: April 17, 2023